Exhibit 10.1
                       EQUITY INTEREST TRANSFER AGREEMENT
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    This Equity  Interest  Transfer  Agreement  ("Agreement")  is made as of 2nd
December, 2004 by and between Ever-glory Enterprises (H.K.) Ltd. (hereinafter referred as "Seller") and Perfect Dream Limited (hereinafter referred as "Purchaser").

WHEREAS, Seller is a company organized under the laws of British Virgin Islands with principal address at Akara Bldg, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands.

WHEREAS, Purchaser is a company organized under the laws of British Virgin Islands with its principal address at Akara Bldg, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands.

WHEREAS, Goldenway Nanjing Garments Co., Ltd. ("Goldenway") is a joint venture company organized under the laws of People's Republic of China ("China") with its principal address at 2 Jinger Road, Jiangning Economy and Technology Development Zone, Nanjing, Jiangsu Province, China.

WHEREAS, Seller will sell all of its equity interest in Goldenway ("Equity Interest"), 48.71% of all the equity interest of Goldenway, to Purchaser in exchange for US$50,000.

THEREFORE, the parties agree as follows:

                                    SECTION 1
                         Transfer of the Equity Interest

         1.1 Transfer of the Equity Interest. Subject to the terms and conditions hereof, Seller agrees to transfer to Purchaser its Equity Interest in Goldenway for the purchase price of US$50,000.00, having the full rights, preferences and privileges as provided under the laws of California, U.S.A., and as set forth in the Articles of Incorporation of Goldenway (the "Articles") attached hereto as Exhibit A.

         1.2 Closing Date. The closing of the transfer of the Equity Interest hereunder (the "Closing") shall be held at the principal office of Goldenway, on the date of this Agreement or at such other time and place upon which Seller and Purchaser shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

         1.3 Delivery. At the Closing, Seller shall deliver the valid governmental approval of the transfer of its Equity Interest to Purchaser, and Purchaser shall pay the purchase price by wire transfer or check payable to the order of Seller thereof pursuant to Section 1.1 above.



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         1.4  Liability.  Purchaser  shall assume all debts and  liabilities  of
Seller in connection with Seller's shares in Goldenway.

                                    SECTION 2
                    Representations and Warranties of Seller

    Seller hereby represents and warrants to Purchaser as follows:

         2.1 Ownership. Seller has the full right, power and authority to sell, transfer, and deliver to Purchaser, in accordance with this Agreement, the Equity Interest as stated in Section 1.1 above, free and clear of all liens, charges, claims, equities, restrictions, and encumbrances.

         2.2 No Violation of Law. The execution and carrying out of the provisions of this Agreement and compliance of the provisions hereof by Seller will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Seller pursuant to the articles of incorporation, bylaws, or any indenture, mortgage, deed of trust, agreement or other instrument to which Seller is a party or by which it is bound or affected.

         2.3 Offering. Subject to the accuracy of the representations set forth in Section 3 hereof, the sale of the Equity Interest pursuant to this Agreement constitutes transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933 of U.S.A., as amended (the "Securities Act").

         2.4 Seller's Power. Seller will have on the Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Equity Interest.

                                    SECTION 3
                   Representations and Warranties of Purchaser


         Purchaser represents and warrants to Seller as follows:



         3.1 Organization and Standing of Purchaser. Purchaser is a company duly organized and existing under, and by virtue of, the laws of British Virgin Islands and is in good standing under such laws.


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         3.2  No  Violation  of  Law.  The  execution  and  carrying  out of the provisions of this Agreement and compliance of the provisions hereof by Purchaser will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Purchaser pursuant to the articles of incorporation, bylaws, or any indenture, mortgage, deed of trust, agreement or other instrument to which Purchaser is a party or by which it is bound or affected.

         3.3 Purchaser's Power. Purchaser will have on the Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement, and to purchase the Equity Interest.

                                    SECTION 4
                   Representations and Warranties of Goldenway

         4.1 Organization and Standing. Goldenway is a corporation duly organized and existing under, and by virtue of, the laws of the China and is in good standing under such laws. Goldenway has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

         4.2 No Violation of Law. The execution and carrying out of the provisions of this Agreement and compliance of the provisions hereof by Goldenway will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Goldenway pursuant to the articles of incorporation, bylaws, or any indenture, mortgage, deed of trust, agreement or other instrument to which Goldenway is a party or by which it is bound or affected.

         4.3 Exempted Transfer. Subject to the accuracy of the representations set forth in Section 2 hereof, the transfer of the Equity Interest pursuant to this Agreement constitutes transactions exempt from the registration requirements of Section 5 of the Securities Act.

         4.4 Company's Power. Goldenway will have on the Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement.

         4.5 Governmental Approval. Goldenway will be responsible for obtaining all the necessary approval by and registration with the relevant Chinese governmental agencies in connection with the transfer of the Equity Interest pursuant to Section 1 above.


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                                    SECTION 5
                           Investment Representations

         Purchaser hereby represents and warrants to Seller and Goldenway as follows:

         5.1 Experience. Purchaser has, from time to time, evaluated investment in companies doing similar businesses as Goldenway and has, either individually or through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in such companies. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Goldenway so that it is capable of evaluating the merits and risks of its investment in Goldenway, or through other similar experience has the necessary financial knowledge and experience to protect its own interests.

         5.2 Investment. Purchaser is acquiring the Equity Interest for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Equity Interest to be purchased has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

         5.3 No Public Market. Such Purchaser understands that no public market now exists for any of the securities issued by Goldenway and that it is unlikely that a public market will ever exist for such securities.

         5.4  Access  to  Data.  Purchaser  has had an  opportunity  to  discuss
Goldenway's business, management and financial affairs with Goldenway's management and has had the opportunity to review Goldenway's facilities and relevant business documents. It has also had an opportunity to ask questions of officers of Goldenway, which questions were answered to the satisfaction of Purchaser.

                                    SECTION 6
                                  MISCELLANEOUS

         6.1 Governing Law. This Agreement shall be governed by the laws of California, U.S.A.

         6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby.

         6.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of Purchaser to purchase the Equity Interest shall not be assignable without the consent of the Seller.



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         6.4 Entire  Agreement.  This Agreement  constitutes  the full and final understanding between the parties with regard to the subjects hereof and all previous and any other contemporaneous condition is hereby VOIDED.

         6.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchaser, to Purchaser's address as shall have been furnished to Goldenway in writing by such Purchaser or (b) if to Goldenway, to its address or addresses as Goldenway shall have furnished in writing to Purchaser, (c) if to Seller, to Seller's address as shall have been furnished to Goldenway in writing by such Seller. All notices and other communications mailed pursuant to the provisions of this Section 6.6 shall be deemed delivered when mailed.

         6.6 Expenses. Each party shall bear its own expenses in relation to the transfer of Equity Interest hereunder.

         6.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

         6.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         6.9 Amendments and Waivers. Neither this Agreement nor any provision thereof may be waived, modified, discharged or terminated except by an instrument in writing signed by both parties.

         6.10 Acknowledgment of Attorney Representation. Purchaser and Seller acknowledge that King & Wood P.R.C. Lawyers ("King and Wood") has acted as the attorney for Goldenway and not for Purchaser or Seller in connection with the execution of this Agreement. All parties hereby waive any potential conflict of interests in connection with the transactions hereunder, as might be caused by the prior and/or future representation of Purchaser and/or Seller by King & Wood.

The foregoing Agreement is hereby executed as of the date first above written.



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SELLER:  Ever-glory Enterprises (H.K.) Ltd.

Signature:
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Name:     Kang Yihua
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Title:    President
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PURCHASER: Perfect Dream Limited
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Signature:
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Name:      Kang Yihua
          ----------------------------------
Title:     President
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GOLDENWAY: Goldenway Nanjing Garments Co., Ltd.


Signature:
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Name:             Kang Yihua
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Title:            President
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